SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2004


                           WINMILL & CO. INCORPORATED
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-9667               13-1897916
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation)                                     Identification No.)



                   11 Hanover Square  New York, NY               10005
               (Address of Principal Executive Offices)        (ZIP Code)


       Registrant's telephone number, including area code: 1-212-785-0900


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 7. Financial Statements and Exihibits.

          (c)  Exhibits.

               Exhibit No.   Description of Exhibit
               ==========    =================================================
                    99.1     Press Release announcing its financial results for
                             the first quarter ended March 31, 2004.

Item 12. Results of Operations and Financial Conditions.

     On May 13, 2004, Winmill & Co. Incorporated (the "Company") issued a press release announcing financial results for the first quarter ended March 31, 2004. A copy of the May 13, 2004 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information contained in this report on Form 8-K (including the exhibit) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                WINMILL & CO. INCORPORATED


Date:     May 13, 2004                          /s/ Thomas B. Winmill
                                                ---------------------
                                                    Thomas B. Winmill
                                                    President

                                  EXHIBIT INDEX
                                  -------------



Exhibit Number                                  Exhibit Description
--------------                                  -------------------

     99.1                               Press Release announcing its financial
                                         results for the first quarter ended
                                                  March 31, 2004.

                                                                    Exhibit 99.1



                      Winmill & Co. Incorporated Announces
                  Financial Results for the First Quarter 2004



New York - Winmill & Co. Incorporated (Nasdaq: WNMLA) today announced its financial results for the first quarter ended March 31, 2004.


                                                                                          2004                 2003
                                                                                          ----                 ----
Revenues:
   Net unrealized appreciation (depreciation) of publicly held affiliates
       and unrealized and realized gains (losses) on proprietary trading              $   1,800,433        $    (223,406)
   Management, distribution and other fees                                                  402,705              336,882
   Dividends, interest and other                                                              2,448               38,647
                                                                                      -------------        -------------
                                                                                          2,205,586              152,123
                                                                                      -------------        -------------

Expenses:
   General and administrative                                                               191,170              181,763
   Marketing                                                                                118,068               99,633
   Expense reimbursements to the Funds                                                       39,223               38,538
   Professional fees                                                                         21,000               17,000
   Depreciation and amortization                                                             18,642               17,059
                                                                                      -------------        -------------
                                                                                            388,103              353,993
                                                                                      -------------        -------------

Income (loss) before income taxes                                                         1,817,483             (201,870)
Income taxes (credit) provision                                                             728,400              (89,800)
                                                                                      -------------        -------------
Net income (loss)                                                                     $   1,089,083         $   (112,070)
                                                                                      =============        =============

Per share net income
   Basic                                                                                     $ 0.73               $(0.07)
   Diluted                                                                                   $ 0.72               $(0.07)


Average shares outstanding:
   Basic                                                                                  1,499,136            1,588,820
   Diluted                                                                                1,517,577            1,588,820


Contact: William G. Vohrer
         Treasurer
         1-212-785-0900 ext. 279
         wvohrer@winmillco.com